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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) JANUARY 13, 2006


                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)


     DELAWARE                       1-11123                     36-3817266

  (State or other                 (Commission                 (IRS Employer
  jurisdiction of                 File Number)            Identification Number)
   incorporation)

 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                       60606

 (Address of principal executive offices)                     (Zip Code)


                                 (312) 917-7700

              (Registrant's telephone number, including area code)


                                       N/A

          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 13, 2006, Nuveen Investments, Inc. ("Nuveen") granted restricted stock and options to its executive officers. The amount of such grants was determined pursuant to Nuveen's Executive Officer Performance Plan. The grants were made pursuant to the Nuveen Investments, Inc. 2005 Equity Incentive Plan (the "Plan") and a Form of Restricted Stock Award Agreement and Form of Non-Qualified Stock Option Agreement. In addition, on the same date, Mr. Alan Berkshire, Nuveen's Senior Vice President and General Counsel, and an Executive Officer, received an additional special grant of 11,515 shares of restricted stock and 48,356 options to purchase Nuveen stock, pursuant to the Plan. The terms of the grant to Mr. Berkshire of restricted stock and options are the same as the terms under the Form of Restricted Stock Agreement and Form of Non-Qualified Stock Option Agreement discussed herein.

         Under the Form of Restricted Stock Award Agreement, the restricted stock vests in a single installment on January 13, 2008. Unvested shares of restricted stock are forfeited upon the recipient's termination of employment with Nuveen, except in certain circumstances.

         Under the Form of Non-Qualified Stock Option Agreement, the options vest on January 13, 2008 and expire ten years from the date of grant. Unvested stock options are forfeited upon termination of employment with Nuveen, except as provided in the Plan. Vested stock options are exercisable after termination of employment with Nuveen only to the extent provided in the Plan and the Form of Non-Qualified Stock Option Agreement. The Form of Non-Qualified Stock Option Agreement contains non-compete, non-disclosure and non-solicitation restrictions on the optionee, breaches of which could cause forfeiture of the options.

         The Form of Restricted Stock Award Agreement and Form of Non-Qualified Stock Option Agreement amend the definition of "Retirement" currently contained in the Plan for purposes of the securities granted pursuant to such forms. Retirement is permitted, for purposes of those securities, only upon the executive's reaching age 65 or upon early retirement approved by the Compensation Committee of the Board of Directors. Retirement does not include the date when the combination of the executive's age and years of service with Nuveen equals or exceeds 90, as permitted under the Plan.

         Also, Nuveen executed as of January 13, 2006, a list of employment terms (the "Employment Terms") regarding Alan Brown, Nuveen's Executive Vice President, Mutual Funds. Pursuant to the Employment Terms, Mr. Brown is entitled to an annual base compensation of $400,000, effective October 1, 2005, which amount will be reviewed annually as part of Nuveen's normal compensation review process. Mr. Brown is also eligible for a discretionary annual bonus. Upon termination of employment by Nuveen without Cause (as defined in the equity incentive award plan then in effect) or by Mr. Brown for Good Reason (as defined in the Employment Terms), Mr. Brown will be entitled to receive a continuation of annual base compensation for up to 18 months after termination and a bonus for the year of termination that is equal to a pro rata amount of the bonus he received for the previous year. The salary continuation is contingent upon Mr. Brown's agreement to certain non-solicitation terms.

         Also on that day, Nuveen granted Mr. Brown 30,000 shares of restricted stock under a Restricted Stock Award Agreement (the "Brown Award Agreement"). The Brown Award Agreement is substantially similar to the Form of Restricted Stock Award Agreement except that it provides for one-half of the shares of restricted stock to vest in a single installment on September 30, 2008, and for the remaining shares to be subject to performance vesting. The shares subject to performance vesting vest in a single installment at the end of the first calendar



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year prior to January 1, 2009 in which the total assets under management held by
Nuveen-sponsored open-end mutual funds exceed a certain amount and the margin of certain fees in the mutual fund business exceed a certain percentage of mutual fund revenues. The treatment of Mr. Brown's restricted stock upon his termination of employment with Nuveen is substantially similar to that under the Form of Restricted Stock Award Agreement, except that if Mr. Brown terminates for Good Reason, as defined in the Brown Award Agreement, he will receive accelerated vesting of his restricted stock.

         The foregoing summaries of the Form of Restricted Stock Award Agreement, Form of Non-Qualified Stock Option Award Agreement, Employment Terms and Brown Award Agreement, are qualified in their entirety to the terms of such contracts, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit 10.1* Form of Restricted Stock Award Agreement with executive officers regarding the Nuveen Investments, Inc. 2005 Equity Incentive Plan.

         Exhibit 10.2* Form of Non-Qualified Stock Option Agreement with executive officers regarding the Nuveen Investments, Inc. 2005 Equity Incentive Plan.

         Exhibit 10.3* Employment Terms dated as of January 13, 2006 regarding Alan Brown.

         Exhibit 10.4* Restricted Stock Award Agreement dated as of January 13, 2006 by and between Nuveen
                           Investments, Inc. and Alan Brown.

         ------------
         * Compensatory contract, plan or arrangement.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   NUVEEN INVESTMENTS, INC.

Date: January 20, 2006                             By: /s/ Alan G. Berkshire
                                                       -----------------------
                                                   Name:  Alan G. Berkshire
                                                   Title: Senior Vice President
                                                          and General Counsel


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                                  EXHIBIT INDEX

    EXHIBIT NUMBER                  DESCRIPTION

         Exhibit 10.1* Form of Restricted Stock Award Agreement with executive officers regarding the Nuveen Investments, Inc. 2005 Equity Incentive Plan.

         Exhibit 10.2* Form of Non-Qualified Stock Option Agreement with executive officers regarding the
                           Nuveen Investments, Inc. 2005 Equity Incentive Plan.

         Exhibit 10.3* Employment Terms dated as of January 13, 2006 regarding Alan Brown.

         Exhibit 10.4* Restricted Stock Award Agreement dated as of January 13, 2006 by and between Nuveen
                           Investments, Inc. and Alan Brown.

         ------------
         * Compensatory contract, plan or arrangement.



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